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                                                                   EXHIBIT 10.29

                    FORM OF DOMESTIC SUBSIDIARIES GUARANTY



                 SUBSIDIARIES GUARANTY, dated as of October 30, 1997 (as amended, modified or supplemented from time to time, this "Guaranty"), made by each of the undersigned guarantors (each a "Guarantor," and together with any other entity that becomes a guarantor hereunder pursuant to Section 25 hereof, the "Guarantors"). Except as otherwise defined herein, capitalized terms used herein and defined in the Indenture (as defined below) shall be used herein as therein defined.


                             W I T N E S S E T H :


                 WHEREAS, Source Media, Inc. (the "Company") has issued its 12% Senior Secured Notes due 2004 (the "Notes") under the Indenture, dated as of October 30, 1997, between the Company and U.S. Trust of Texas, N.A. (the "Trustee");

                 WHEREAS, this agreement is entered into in connection with the Purchase Agreement, dated October 23, 1997, among the Company and NatWest Capital Markets Limited and Prudential Securities Incorporated (the "Initial Purchasers") whereby the Initial Purchasers have agreed to purchase the Notes and the Company has agreed to sell the Notes to the Initial Purchasers. In order to induce the Initial Purchasers, together with subsequent Holders of the Notes (collectively, the "Secured Creditors"), to enter into the Purchase Agreement, the guarantors (i) have jointly and severally irrevocably and unconditionally guaranteed as a primary obligor and not a surety (such guarantee by each Guarantor being referred to herein as the "Guarantee"), (a) the due, full and punctual payment of the principal, premium, if any, and interest on the Notes, whether at stated maturity or interest payment date, by acceleration, call for redemption or otherwise, (b) the due and punctual payment of interest on the overdue principal of and interest, if any, on the Notes, to the extent lawful, (c) the due and punctual performance of all other monetary Obligations of the Company under the Indenture and the Notes to the Holders or the Trustee and (d) in case of any extension of time of payment or renewal of any Notes or any such Obligations, the same will be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, whether at stated maturity by acceleration or otherwise and (ii) have agreed to pay any and all costs and expenses (including reasonable attorneys' fees) incurred by the Trustee or any Holder in enforcing any rights under this Guarantee.

                 WHEREAS, each Guarantor is a direct or indirect Subsidiary of the Borrower;

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                 WHEREAS, the board of directors of each Guarantor has
determined that such Guarantor's execution, delivery and performance of this Guaranty may reasonably be expected to benefit such Guarantor, directly or indirectly, and are in the best interests of such Guarantor.

                 WHEREAS, each Guarantor will obtain benefits from the purchase of the Notes, according to the Purchase Agreement, accordingly, each Guarantor desires to execute this Guaranty in order to satisfy the conditions described in the preceding paragraphs;


                 NOW, THEREFORE, in consideration of the foregoing and other benefits accruing to each Guarantor, the receipt and sufficiency of which are hereby acknowledged, each Guarantor hereby makes the following representations and warranties to the Secured Creditors and hereby covenants and agrees with each Secured Creditor as follows:

                 I. Each Guarantor, jointly and severally, irrevocably, absolutely and unconditionally guarantees to the Secured Creditors the full and prompt payment when due (whether at the stated maturity, by acceleration or otherwise) of (x) the principal of and interest on the Notes issued by the Company under the Indenture and (y) all other obligations (including obligations which, but for the automatic stay under Section 362(a) of the Bankruptcy Code, would become due), liabilities and indebtedness owing by the Company to the Secured Creditors under the Indenture (including, without limitation, indemnities, fees and interest thereon), whether now existing or hereafter incurred under, arising out of or in connection with the Indenture and the due performance and compliance by the Company with all of the terms, conditions and agreements contained in the Indenture (all such principal, interest, liabilities, indebtedness and obligations being herein collectively called the "Guaranteed Obligations").

                 II. Additionally, each Guarantor, jointly and severally, unconditionally, absolutely and irrevocably, guarantees the payment of any and all Guaranteed Obligations whether or not due or payable by the Company or any Subsidiary thereof, and unconditionally and irrevocably, jointly and severally, promises to pay such Guaranteed Obligations to the Secured Creditors, or order, on demand, in legal tender of the United States. This Guaranty shall constitute a guaranty of payment, and not of collection.

                 III. The liability of each Guarantor hereunder is primary, absolute and unconditional and is exclusive and independent of any security for or other guaranty of the indebtedness of the Company or any Subsidiary thereof whether executed by such Guarantor, any other Guarantor, any other guarantor or by any other party, and the liability of each Guarantor hereunder shall not be affected or impaired by any circumstance or occurrence whatsoever, including, without limitation: (a) any direction as to application of payment by the Company or any Subsidiary thereof or by any other





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party, (b) any other continuing or other guaranty, undertaking or maximum liability of a guarantor or of any other party as to the Guaranteed Obligations, (c) any payment on or in reduction of any such other guaranty or undertaking, (d) any dissolution, termination or increase, decrease or change in personnel by the Company or any Subsidiary thereof, (e) any payment made to any Secured Creditor which such Secured Creditor repays the Company or any Subsidiary thereof pursuant to court order in any bankruptcy, reorganization, arrangement, moratorium or other debtor relief proceeding, and each Guarantor waives any right to the deferral or modification of its obligations hereunder by reason of any such proceeding, (f) any action or inaction by the Secured Creditor as contemplated in Section 6 hereof or (g) any invalidity, irregularity or unenforceability of all or any part of the Guaranteed Obligations or of any security therefor.

                 IV. The obligations of each Guarantor hereunder are independent of the obligations of any other Guarantor, any other guarantor, the Company or any Subsidiary thereof, and a separate action or actions may be brought and prosecuted against each Guarantor whether or not action is brought against any other Guarantor, any other guarantor, the Company or any Subsidiary thereof and whether or not any other Guarantor, any other guarantor, the Company or any Subsidiary thereof be joined in any such action or actions.
Each Guarantor waives, to the fullest extent permitted by law, the benefits of any statute of limitations affecting its liability hereunder or the enforcement thereof. Any payment by the Company or any Subsidiary thereof or other circumstance which operates to toll any statute of limitations as to the Company or any such Subsidiary shall operate to toll the statute of limitations as to each Guarantor.

                 V. Each Guarantor hereby waives notice of acceptance of this Guaranty and notice of any liability to which it may apply, and waives promptness, diligence, presentment, demand of payment, protest, notice of dishonor or nonpayment of any such liabilities, suit or taking of other action by the Trustee or any other Secured Creditor against, and any other notice to, any party liable thereon (including such Guarantor, any other Guarantor, any other guarantor, the Company or any Subsidiary thereof).

                 VI. Any Secured Creditor may at any time and from time to time without the consent of, or notice to, any Guarantor, without incurring responsibility to such Guarantor, without impairing or releasing the obligations of such Guarantor hereunder, upon or without any terms or conditions and in whole or in part:

                 A. exercise or refrain from exercising any rights against the Company, any Guarantor, any Subsidiary thereof or otherwise act or refrain from acting;

                 B. apply any sums by whomsoever paid or howsoever realized to any liability or liabilities of the Company or any Subsidiary thereof to the Secured





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         Creditors regardless of what liabilities of the Company or such
         Subsidiary remain unpaid;

                 C. consent to or waive any breach of, or any act, omission or default under, the Indenture or any of the instruments or agreements referred to therein;

                 D. act or fail to act in any manner referred to in this Guaranty which may deprive such Guarantor of its right to subrogation against the Company or any Subsidiary thereof to recover full indemnity for any payments made pursuant to this Guaranty; and/or

                 E. take any other action which would, under otherwise applicable principles of common law, give rise to a legal or equitable discharge of such Guarantor from its liabilities under this Guaranty.

                 VII. This Guaranty is a continuing one and all liabilities to which it applies or may apply under the terms hereof shall be conclusively presumed to have been created in reliance hereon. No failure or delay on the part of any Secured Creditor in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein expressly specified are cumulative and not exclusive of any rights or remedies which any Secured Creditor would otherwise have. No notice to or demand on any Guarantor in any case shall entitle such Guarantor to any other further notice or demand in similar or other circumstances or constitute a waiver of the rights of any Secured Creditor to any other or further action in any circumstances without notice or demand. It is not necessary for any Secured Creditor to inquire into the capacity or powers of the Company or any Subsidiary thereof or the officers, directors, partners or agents acting or purporting to act on its behalf, and any indebtedness made or created in reliance upon the professed exercise of such powers shall be guaranteed hereunder.

                 VIII. Any indebtedness of the Company or any Subsidiary thereof now or hereafter held by any Guarantor is hereby subordinated to the indebtedness of the Company or such Subsidiary to the Secured Creditors, and such indebtedness of the Company or such Subsidiary to any Guarantor, if the Trustee, after the occurrence and during the continuance of an Event of Default, so requests, shall be collected, enforced and received by such Guarantor as trustee for the Secured Creditors and be paid over to the Secured Creditors on account of the indebtedness of the Company or such Subsidiary to the Secured Creditors, but without affecting or impairing in any manner the liability of such Guarantor under the other provisions of this Guaranty. Without limiting the generality of the foregoing, each Guarantor hereby agrees with the Secured Creditors that it will not exercise any right of subrogation which it may at any time otherwise have as





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a result of this Guaranty (whether contractual, under Section 509 of the
Bankruptcy Code or otherwise) until all Guaranteed Obligations have been irrevocably paid in full in cash.

                 IX. A. Each Guarantor waives any right (except as shall be required by applicable law and cannot be waived) to require the Secured Creditors to: (i) proceed against the Company, any Subsidiary thereof, any other Guarantor, any other guarantor of the Guaranteed Obligations or any other party; (ii) proceed against or exhaust any security held from the Company, any Subsidiary thereof, any other Guarantor, any other guarantor of the Guaranteed Obligations or any other party; or (iii) pursue any other remedy in the Secured Creditors' power whatsoever. Each Guarantor waives any defense based on or arising out of any defense of the Company, any Subsidiary thereof, any other Guarantor, any other guarantor of the Guaranteed Obligations or any other party other than payment in full of the Guaranteed Obligations, including, without limitation, any defense based on or arising out of the disability of the Company, any Subsidiary thereof, any other Guarantor, any other guarantor of the Guaranteed Obligations or any other party, or the unenforceability of the Guaranteed Obligations or any part thereof from any cause, or the cessation from any cause of the liability of the Company or any Subsidiary thereof other than payment in full of the Guaranteed Obligations. The Secured Creditors may, at their election, foreclose on any security held by the Trustee or the other Secured Creditors by one or more judicial or nonjudicial sales, whether or not every aspect of any such sale is commercially reasonable, or exercise any other right or remedy the Secured Creditors may have against the Company or any Subsidiary thereof or any other party, or any security, without affecting or impairing in any way the liability of any Guarantor hereunder except to the extent the Guaranteed Obligations have been paid in full. Each Guarantor waives any defense arising out of any such election by the Secured Creditors, even though such election operates to impair or extinguish any right of reimbursement or subrogation or other right or remedy of such Guarantor against the Company or any Subsidiary thereof or any other party or any security.

                 B. Each Guarantor waives all presentments, demands for performance, protests and notices, including, without limitation, notices of nonperformance, notices of protest, notices of dishonor, notices of acceptance of this Guaranty, and notices of the existence, creation or incurring of new or additional indebtedness. Each Guarantor assumes all responsibility for being and keeping itself informed of the Company's and each of its Subsidiary's financial condition and assets, and of all other circumstances bearing upon the risk of nonpayment of the Guaranteed Obligations and the nature, scope and extent of the risks which such Guarantor assumes and incurs hereunder, and agrees that the Secured Creditors shall have no duty to advise any Guarantor of information known to them regarding such circumstances or risks.

                 X. The Secured Creditors agree that this Guaranty may be enforced only by the action of the Trustee and that no other Secured Creditors shall have any right





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individually to seek to enforce or to enforce this Guaranty or to realize upon the security to be granted by the security documents entered into by the Guarantors securing the Notes (the "Security Documents"), it being understood and agreed that such rights and remedies may be exercised by the Trustee or, for the benefit of the Secured Creditors upon the terms of this Guaranty and the Security Documents. The Secured Creditors further agree that this Guaranty may not be enforced against any director, officer, employee, partner or stockholder of any Guarantor (except to the extent such partner or stockholder is also a Guarantor hereunder).

                 XI.  (a)         In order to induce the Initial Purchasers to
purchase the Notes and in order to induce the subsequent Holders and all Secured Creditors to purchase the Notes, each Guarantor represents, warrants and covenants that:

                 A. Such Guarantor (i) is a duly organized and validly existing corporation or partnership in good standing under the laws of the jurisdiction of its organization, (ii) has the corporate or partnership power and authority to own its property and assets and to transact the business in which it is engaged and presently proposes to engage and (iii) is duly qualified and is authorized to do business and is in good standing in each jurisdiction where the conduct of its business requires such qualification except for failures to be so qualified which, individually or in the aggregate, could not reasonably be expected to have a material adverse effect on the business, operations, property, assets, liabilities, condition (financial or otherwise) or prospects of the Company or of the Company and its Subsidiaries taken as a whole.

                 B. Such Guarantor has the corporate or partnership power and authority to execute, deliver and perform the terms and provisions of this Guaranty and each Security Document to which it is a party and has taken all necessary corporate or partnership action to authorize the execution, delivery and performance by it of this Guaranty and each Security Document. Such Guarantor has duly executed and delivered this Guaranty and each Security Document to which it is a party, and this Guaranty and each Security Document constitutes the legal, valid and binding obligation of such Guarantor enforceable in accordance with its terms, except to the extent that the enforceability hereof or thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws generally affecting creditors' rights and by equitable principles (regardless of whether enforcement is sought in equity or at law).

                 C. Neither the execution, delivery or performance by such Guarantor of this Guaranty or any Security Document to which it is a party, nor compliance by it with the terms and provisions hereof and thereof, will (i) contravene any provision of any applicable law, statute, rule or regulation or any applicable





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         order, writ, injunction or decree of any court or governmental instrumentality, (ii) conflict with or result in any breach of any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any Lien (except pursuant to the Security Documents) upon any of the property or assets of such Guarantor or any of its Subsidiaries pursuant to the terms of any indenture, mortgage, deed of trust, loan agreement, credit agreement, or any other material agreement, contract or instrument to which such Guarantor or any of its Subsidiaries is a party or by which it or any of its property or assets is bound or to which it may be subject or
         (iii) violate any provision of the certificate of incorporation or by-laws (or equivalent organizational documents) of such Guarantor or any of its Subsidiaries.

                 D. No order, consent, approval, license, authorization or validation of, or filing, recording or registration with (except as have been obtained or made), or exemption by, any governmental or public body or authority, or any subdivision thereof, is required to authorize, or is required for, (i) the execution, delivery and performance of this Guaranty by such Guarantor or any Security Document to which such Guarantor is a party or (ii) the legality, validity, binding effect or enforceability of this Guaranty or any Security Document to which such Guarantor is a party.

                 E. There are no actions, suits or proceedings pending or threatened (i) with respect to this Guaranty or any Security Document to which such Guarantor is a party or (ii) with respect to such Guarantor that could reasonably be expected to materially and adversely affect (a) the business, operations, property, assets, liabilities, condition (financial or otherwise) or prospects of the Company or of the Company and its Subsidiaries taken as a whole or (b) the rights or remedies of the Secured Creditors hereunder or under the Security Documents to which such Guarantor is a party or the ability of such Guarantor to perform its respective obligations to the Secured Creditors hereunder and under the Security Documents to which it is a party.

                 (b) In addition to the covenants in (a) above, IT Network, Inc. agrees and covenants that it shall not directly or indirectly,
(i) declare or pay any dividend or make any distribution on or in respect of its Capital Stock except (A) dividends or distributions payable in its Capital Stock (other than Disqualified Stock) or in options, warrants or other rights to purchase such Capital Stock, and (B) dividends or distributions payable to SMI Holdings, Inc. for the benefit of the Company in an amount equal to the principal, interest or other payments due on the Notes, whether on an interest payment date, redemption, repurchase or acceleration of the Notes or (ii) make any Investment (other than a Permitted Investment) in Interactive Channel, Inc., except as permitted under the Indenture.





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                 XII.  Each Guarantor covenants and agrees that on and after the Issue Date such Guarantor will comply, and will cause each of its Subsidiaries to comply, with all of the applicable provisions, covenants and agreements contained in the Indenture, and will take, or will refrain from taking, as the case may be, all actions that are necessary to be taken or not taken so that it is not in violation of any provision, covenant or agreement contained in the Indenture, and so that no Default or Event of Default, is caused by the actions of such Guarantor or any of its Subsidiaries.

                 XIII. The Guarantors hereby jointly and severally agree to pay all reasonable out-of-pocket costs and expenses of each Secured Creditor in connection with the enforcement of this Guaranty and of the Trustee in connection with any amendment, waiver or consent relating hereto (including in each case, without limitation, the reasonable fees and disbursements of counsel employed by each Secured Creditor).

                 XIV. This Guaranty shall be binding upon each Guarantor and its successors and assigns and shall inure to the benefit of the Secured Creditors and their successors and assigns.

                 XV. Neither this Guaranty nor any provision hereof may be changed, waived, discharged or terminated except with the written consent of each Guarantor directly affected thereby and with the written consent of either
(x) the Initial Purchasers prior to the Issue Date or (y) the holders of a majority of the outstanding principal amount of the Notes outstanding at any time after the issue date.

                 XVI. Each Guarantor acknowledges that an executed (or conformed) copy of the Indenture has been made available to its principal executive officers and such officers are familiar with the contents thereof.

                 XVII. In addition to any rights now or hereafter granted under applicable law (including, without limitation, Section 151 of the New York Debtor and Secured Creditor Law) and not by way of limitation of any such rights, upon the occurrence and during the continuance of an Event of Default (such term to mean and include any "Event of Default" as defined in the Indenture), each Secured Creditor is hereby authorized, at any time or from time to time, without notice to any Guarantor or to any other Person, any such notice being expressly waived, to set off and to appropriate and apply any and all deposits (general or special) and any other indebtedness at any time held or owing by such Secured Creditor to or for the credit or the account of such Guarantor, against and on account of the obligations and liabilities of such Guarantor to such Secured Creditor under this Guaranty, irrespective of whether or not such Secured Creditor shall have made any demand hereunder and although said obligations, liabilities, deposits or claims, or any of them, shall be contingent or unmatured.





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                 XVIII.  Each Guarantor hereby confirms that it is its
intention that this Guaranty not constitute a fraudulent transfer or conveyance for purposes of the Bankruptcy Code, the Uniform Fraudulent Conveyance Act or any similar Federal or state law. To effectuate the foregoing intention, each Guarantor hereby irrevocably agrees that the Guaranteed Obligations guaranteed by such Guarantor shall be limited to such amount as will, after giving effect to such maximum amount and all other (contingent or otherwise) liabilities of such Guarantor that are relevant under such laws, and after giving effect to any rights to contribution pursuant to any agreement providing for an equitable contribution among such Guarantor and the other Guarantors, result in the Guaranteed Obligations of such Guarantor in respect of such maximum amount not constituting a fraudulent transfer or conveyance.

                 XIX. All notices, requests, demands or other communications pursuant hereto shall be deemed to have been duly given or made when delivered to the Person to which such notice, request, demand or other communication is required or permitted to be given or made under this Guaranty, addressed to such party at (i) in the case of the Trustee, as provided in the Indenture,
(ii) in the case of any Guarantor, as provided in the Indenture and (iii) in the case of any Holder, at such address as such Holder shall have specified in writing to the Guarantors; or in any case at such other address as any of the Persons listed above may hereafter notify the others in writing.

                 XX. If claim is ever made upon any Secured Creditor for repayment or recovery of any amount or amounts received in payment or on account of any of the Guaranteed Obligations and any of the aforesaid payees repays all or part of said amount by reason of (i) any judgment, decree or order of any court or administrative body having jurisdiction over such payee or any of its property or (ii) any settlement or compromise of any such claim effected by such payee with any such claimant (including the Company or any Subsidiary thereof), then and in such event each Guarantor agrees that any such judgment, decree, order, settlement or compromise shall be binding upon such Guarantor, notwithstanding any revocation hereof or other instrument evidencing any liability of the Company or any Subsidiary thereof, and such Guarantor shall be and remain liable to the aforesaid payees hereunder for the amount so repaid or recovered to the same extent as if such amount had never originally been received by any such payee.

                 XXI. (a) THIS GUARANTY AND THE RIGHTS AND OBLIGATIONS OF THE SECURED CREDITORS AND OF THE UNDERSIGNED HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK. Any legal action or proceeding with respect to this Guaranty may be brought in the courts of the State of New York or of the United States of America for the Southern District of New York, and, by execution and delivery of this Guaranty, each Guarantor hereby irrevocably accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of the





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aforesaid courts.  Each Guarantor hereby further irrevocably waives any claim that any such court lacks personal jurisdiction over such Guarantor, and agrees not to plead or claim in any legal action or proceeding with respect to this Guaranty brought in any of the aforesaid courts that any such court lacks personal jurisdiction over such Guarantor. Each Guarantor further irrevocably consents to the service of process out of any of the aforementioned courts in any such action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to such Guarantor at its address set forth in the Indenture, such service to become effective 30 days after such mailing. Each Guarantor hereby irrevocably waives any objection to such service of process and further irrevocably waives and agrees not to plead or claim in any action or proceeding commenced hereunder that such service of process was in any way invalid or ineffective. Nothing herein shall affect the right of any of the Secured Creditors to serve process in any other manner permitted by law or to commence legal proceedings or otherwise proceed against each Guarantor in any other jurisdiction.

                 (b) Each Guarantor hereby irrevocably waives (to the fullest extent permitted by applicable law) any objection which it may now or hereafter have to the laying of venue of any of the aforesaid actions or proceedings arising out of or in connection with this Guaranty is a party brought in the courts referred to in clause (a) above and hereby further irrevocably waives and agrees not to plead or claim in any such court that such action or proceeding brought in any such court has been brought in an inconvenient forum.

                 (c) EACH GUARANTOR AND EACH SECURED CREDITOR (BY ITS ACCEPTANCE OF THE BENEFITS OF THIS GUARANTY) HEREBY IRREVOCABLY WAIVES ALL RIGHTS TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS GUARANTY, THE OTHER SECURITY DOCUMENTS TO WHICH SUCH GUARANTOR IS A PARTY OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

                 XXII. In the event that all of the capital stock of one or more Guarantors is sold or otherwise disposed of or liquidated in compliance with the requirements of the Indenture and the proceeds of such sale, disposition or liquidation are applied in accordance with the provisions of the Indenture, to the extent applicable, such Guarantor shall upon consummation of such sale or other disposition (except to the extent that such sale or disposition is to the Borrower or another Subsidiary thereof) be released from this Guaranty automatically and without further action and this Guaranty shall, as to each such Guarantor or Guarantors, terminate, and have no further force or effect (it being understood and agreed that the sale of one or more Persons that own, directly or indirectly, all of the capital stock or partnership interests of any Guarantor shall be deemed to be a sale of such Guarantor for the purposes of this Section 22).





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
                 XXIII. This Guaranty may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A set of counterparts executed by all the parties hereto shall be lodged with the Guarantors and the Trustee.

                 XXIV. All payments made by any Guarantor hereunder will be made without setoff, counterclaim or other defense.

                 XXV. It is understood and agreed that any Subsidiary of the Company that is required to execute a counterpart of this Guaranty after the date hereof pursuant to the Indenture shall automatically become a Guarantor hereunder by executing a counterpart hereof and delivering the same to the Trustee.

                 XXVI. At any time a payment in respect of the Guaranteed Obligations is made under this Guaranty, the right of contribution of each Guarantor against each other Guarantor shall be determined as provided in the immediately following sentence, with the right of contribution of each Guarantor to be revised and restated as of each date on which a payment (a "Relevant Payment") is made on the Guaranteed Obligations under this Guaranty. At any time that a Relevant Payment is made by a Guarantor that results in the aggregate payments made by such Guarantor in respect of the Guaranteed Obligations to and including the date of the Relevant Payment exceeding such Guarantor's Contribution Percentage (as defined below) of the aggregate payments made by all Guarantors in respect of the Guaranteed Obligations to and including the date of the Relevant Payment (such excess, the "Aggregate Excess Amount"), each such Guarantor shall have a right of contribution against each other Guarantor who has made payments in respect of the Guaranteed Obligations to and including the date of the Relevant Payment in an aggregate amount less than such other Guarantor's Contribution Percentage of the aggregate payments made to and including the date of the Relevant Payment by all Guarantors in respect of the Guaranteed Obligations (the aggregate amount of such deficit, the "Aggregate Deficit Amount") in an amount equal to (x) a fraction the numerator of which is the Aggregate Excess Amount of such Guarantor and the denominator of which is the Aggregate Excess Amount of all Guarantors multiplied by (y) the Aggregate Deficit Amount of such other Guarantor. A Guarantor's right of contribution pursuant to the preceding sentences shall arise at the time of each computation, subject to adjustment to the time of any subsequent computation; provided, that no Guarantor may take any action to enforce such right until the Guaranteed Obligations have been paid in full, it being expressly recognized and agreed by all parties hereto that any Guarantor's right of contribution arising pursuant to this Section 26 against any other Guarantor shall be expressly junior and subordinate to such other Guarantor's obligations and liabilities in respect of the Guaranteed Obligations and any other obligations owing under this Guaranty. As used in this Section 26: (i) each Guarantor's "Contribution Percentage" shall mean the percentage obtained by dividing (x) the Adjusted Net Worth (as defined below) of such Guarantor by (y) the aggregate Adjusted Net Worth of all Guarantors; (ii) the "Adjusted Net Worth" of each Guarantor shall mean the greater of (x) the Net Worth (as defined below) of such Guarantor and (y) zero; and (iii) the "Net Worth" of each Guarantor shall mean the amount by which the fair salable value of such Guarantor's assets on the date of any Relevant Payment exceeds its existing debts and other liabilities (including contingent liabilities, but without giving effect to any Guaranteed Obligations arising under this Guaranty) on such date. All parties hereto recognize and agree that, except for any right of contribution arising pursuant to this Section 26, each Guarantor who makes any payment in respect of the Guaranteed Obligations shall have no right of contribution or subrogation against any other Guarantor in respect of such payment. Each of the Guarantors recognizes and acknowledges that the rights to contribution arising hereunder shall constitute an asset in favor of the party entitled to such contribution. In this connection, each Guarantor has the right to waive its contribution right against any Guarantor to the extent that after giving effect to such waiver such Guarantor would remain solvent, in the determination of the Initial Purchasers.

                 IN WITNESS WHEREOF, each Guarantor has caused this Guaranty to be executed and delivered as of the date first above written.

                                            SMI HOLDINGS, INC.



                                            By   /s/ Michael G. Pate
                                                ----------------------------
                                                Name:  Michael G. Pate
                                                Title: Chief Financial Officer

                                           IT NETWORK, INC.



                                           By   /s/ Michael G. Pate
                                                ----------------------------
                                                Name:  Michael G. Pate
                                                Title: Vice President


                                           INTERACTIVE CHANNEL, INC.



                                           By   /s/ Maryann Walsh
                                                ----------------------------
                                                Name:  Maryann Walsh
                                                Title: Vice President


                                           CABLESHARE (U.S.) LIMITED



                                           By   /s/ Maryann Walsh
                                                ----------------------------
                                                Name:  Maryann Walsh
                                                Title: Secretary





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